Exhibit 10.2

ESCROW AGREEMENT

BETWEEN

JAMES DESIGN PTY LTD ACN 010 768 359

(“Company”)

AND

WPCS AUSTRALIA PTY LTD ACN 128 426 602

(“WPCS”)

THE SHAREHOLDERS DESCRIBED IN SCHEDULE 1

(“Shareholders”)

AND

GILSHENAN & LUTON LEGAL GROUP

(“Escrow Agent”)

 ESCROW AGREEMENT

THIS AGREEMENT is made this	day of	2007

BETWEEN	JAMES DESIGN PTY LTD ACN 010 768 359 of 206 Logan Road, Woolloongabba in the State of Queensland, 4102; Australia (the “Company”);

AND	WPCS AUSTRALIA PTY LTD ACN 128 426 602 care of Gilshenan & Luton Legal Group, Level 13, 259 Queen Street, Brisbane in the State of Queensland, 4000, Australia (the “WPCS”);

AND	THE SHAREHOLDERS DESCRIBED IN ATTACHED SCHEDULE (the “Shareholders”);

AND
GILSHENAN & LUTON PTY LTD ACN 125 138 589 AS TRUSTEE OF THE GILSHENAN & LUTON UNIT TRUST TRADING AS GILSHENAN & LUTON LEGAL GROUP of  Level 13, 259 Queen Street, Brisbane QLD 4000, Australia (the ‘Escrow Agent’).

BACKGROUND

(A)
The Company, the Buyer and the Shareholders together with the directors of the Company have entered into a Share Purchase Agreement on or about the date of this Agreement (the "Purchase Agreement") regarding the respective sale and purchase of the 190 fully paid ordinary shares of the Company.

(B)
As required by Clause 4.4 of the Purchase Agreement, WPCS and the Shareholders wish to provide for the escrow of certain monies pursuant to the Purchase Agreement, and desire that the Escrow Agent hold such monies pursuant to the provisions of this Agreement.  The Escrow Agent is willing to hold such cash pursuant to the provisions of this Agreement.

OPERATIVE PART

1	DEFINITIONS & INTERPRETATION

1.1	Definitions

1.1.1	“Buyer” means the WPCS Australia Pty Ltd ACN 128 426 602;

1.1.2	“Commencement date” means the date of this Agreement;

1.1.3	“Company” means James Design Pty Ltd ACN 010 768 359;

1.1.4	“Escrow Account” means the account maintained by the Escrow Agent in terms of this Agreement;

1.1.5
“Escrow Agent” means Gilshenan & Luton Pty Ltd ACN 125 138 589 as trustee of the Gilshenan & Luton Unit Trust trading as Gilshenan & Luton Legal Group of  Level 13, 259 Queen Street, Brisbane QLD 4000, Australia;

1.1.6	“Escrowed Funds” means the sum of USD $120,000.00;

1.1.7	“Respective Proportions” means :

(a)	in respect of WPCS – 50%;

(b)	in respect of each of the Shareholders the number (expressed as a percentage) determined in accordance with the following formula :

A   =   ( C / 190 ) x 100

where C equals the number of Shares held by the Shareholders as set out in Schedule 1 of this Agreement;

1.1.8	“Schedule” means the schedule to this Agreement;

1.1.9	“Seller” means the Shareholders described in the attached Schedule;

1.1.10	“NTAV” means the net tangible asset value adjustment as determined by Clauses 3.3.7 and 3.3.8 of the Purchase Agreement.

  All capitalized terms contained herein and not otherwise defined shall have the meaning ascribed to them in the Purchase Agreement.

1.2	Interpretation

  In the interpretation of this Agreement, unless the context otherwise requires:

1.2.1	singular includes plural and vice versa;

1.2.2	any gender includes each other gender;

1.2.3
a reference to a person includes a reference to an individual, corporation, incorporated or unincorporated association, trust, partnership and governmental or quasi-governmental department, council, agency, authority or other body;

1.2.4	a reference to writing includes any means of representing or reproducing words, figures, drawings or symbols in a visible, tangible form, in English;

1.2.5
a reference to any legislation or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it;

1.2.6
a reference to any party includes a reference to each of its staff and successors and permitted assigns, as well as any liquidator, provisional liquidator, receiver, manager or administrator duly appointed under the Corporations Act, any person authorised to act on its behalf under power of attorney, and any other person duly authorised in writing to act on its behalf in respect of any of the purposes of provisions of this Agreement;

1.2.7
a reference to any agreement or document is that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this Agreement or that other agreement or document;

1.2.8	a reference to "dollars" or "$" is to American (USD) currency and American (USD) dollars and cents United States currency;

1.2.9	a reference to "conduct" includes any omission and any representation, statement or undertaking, whether or not in writing;

1.2.10
a reference to the "knowledge", "belief" or "awareness" of any person in relation to a matter means the knowledge, belief or awareness that the person would have if it had made all reasonable enquiries in the circumstances;

1.2.11	mentioning anything after "include", "includes" or "including" does not limit what else might be included;

1.2.12	headings are used for ease of reference and convenience only and are not to be construed as forming any part of this Agreement; and

1.2.13	where any word or phrase is given a defined meaning, other than grammatical form of that word or phrase has a corresponding meaning.

2	ESCROWED FUNDS

2.1	Appointment of Escrow Agent

2.1.1	WPCS and the Shareholders hereby appoint the Escrow Agent to hold the Escrowed Funds, in a trust account, and the Escrow Agent accepts such appointment, subject to the terms and conditions hereof.

2.1.2	The Escrowed Account shall be denominated in USD currency.

2.2	Payment of Escrowed Funds

2.2.1
The parties acknowledge that WPCS has, prior to the execution of this Escrow Agreement, delivered by way of electronic transfer to the Escrow Agent the Escrowed Funds and hereby irrevocably instructs the Escrow Agent to deal with the Escrowed Funds on and subject to the terms hereof.

2.3	Retention of Escrowed Funds

2.3.1	The Escrow Agent shall retain the Escrowed Funds until the NTAV of the Company as of the Completion Date shall be determined.

2.4	Reduction of Purchase Price

2.4.1	In the event the NTAV as of the Completion Date shall be less than USD$55,000, the Purchase Price shall be reduced by the amount of the shortfall and such amount shall be released to WPCS.

2.4.2
The balance of any amount remaining after the delivery of payments required pursuant to Clause 2.4.1 above (the “Escrow Payment”) shall be delivered to the Shareholders, pro rata, based upon their ownership of Shares, within three (3) business days of either:

(a)	the date that the Seller gives notice of its agreement with the Buyer’s calculation of the NTAV under Clause 3.3.2 of the of the Purchase Agreement; or

(b)	the date that the NTAV is determined by an Independent Accounting Firm under Clause 3.3.3 of the Purchase Agreement.

2.5	Release of Escrowed Funds

2.5.1	The Escrow Agent shall only deliver the Escrowed Funds upon:

(a)	written notification signed by each of the Shareholders and WPCS of final determination of the NTAV, or

(b)	delivery to the Escrow Agent of a written determination of the NTAV by an Independent Accounting Firm under Clause 3.3.3 of the Purchase Agreement.

2.5.2
Notwithstanding Clause 2.5.1, the Escrow Agent shall, from time to time, deliver all or some of the Escrowed Funds to WPCS or the shareholders in accordance with such written instructions, jointly executed by WPCS and the shareholders, as the Escrow Agent may receive.

2.6	Rights and obligations Escrow Agent

2.6.1
The Escrow Agent shall at all times comply with the requirements of the Trust Accounts Act 1973 (Qld) and the Trust Accounts Regulations 1999 (Qld) with respect to the receipt, management and disbursement of the Escrowed Funds under this Agreement, and the parties to this Agreement acknowledge and agree that those requirements prevail over the provisions of this Agreement to the extent of any inconsistency between them.

2.6.2
Subject to Clause 2.6.1, the Escrow Agent shall not be under any duty to give the Escrowed Funds any greater degree of care than it gives its own similar property, and it shall have no liability hereunder, except for the wilful breach of its duties hereunder.

2.6.3
Subject to Clause 2.6.1, the Escrow Agent shall have no duties or responsibilities except those expressly set forth herein and no implied duties or obligations should be read into this Escrow Agreement against the Escrow Agent.  The Escrow Agent need not refer to, and will not be bound by, the provisions of any other agreement, except for definitions of terms contained in the Purchase Agreement.

2.6.4	The Escrow Agent may consult with counsel and shall be fully protected with respect to any action taken or omitted by it in good faith on advice of counsel.

2.6.5	The Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to it.

2.6.6	The Escrow Agent will receive no compensation for its services hereunder.

2.6.7
In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, or shall receive instructions from WPCS and the Shareholders or both of them, with respect to the Escrowed Funds, which, in its opinion, are in conflict with any of the provisions hereof:

(a)
it shall be entitled to refrain from taking any action, and in doing so shall not become liable in any way or to any person for its failure or refusal to comply with such conflicting demands, and it shall be entitled to continue so to refrain from acting and so refuse to act until it shall be directed otherwise, in writing, jointly by WPCS and the shareholders or until it shall receive a final determination of a court of law, arbitration panel, or similar adjudicative body, or

(b)	it may commence an action in any court of competent jurisdiction to seek an adjudication of the rights of WPCS and the shareholders.

2.6.8
The Escrow Agent may act in reliance upon any notice, instruction, certificate, statement, request, consent, confirmation, agreement or other instrument which it believes to be genuine and to have been signed by a proper person or persons, and may assume that any of the officers of WPCS or the shareholders purporting to act on behalf of WPCS or the shareholders in giving any such notice or other instrument in connection with the provisions hereof has been duly authorized to do so.

3	APPOINTMENT OF COUNSEL

3.1	Reimbursement of fees and disbursements

3.1.1
In the event that the Escrow Agent retains counsel or otherwise incurs any legal fees by virtue of any provision of this Escrow Agreement, the reasonable fees and disbursements of such counsel and any other liability, loss or expense which the Escrow Agent may thereafter suffer or incur in connection with this Escrow Agreement or the performance or attempted performance in good faith of its duties hereunder shall be paid (or reimbursed to it) by WPCS and the Shareholders severally in their Respective Proportions.

3.1.2
In the event that the Escrow Agent shall become a party to any litigation in connection with its functions as Escrow Agent pursuant to this Escrow Agreement, whether such litigation shall be brought by or against it, the reasonable fees and disbursements of counsel to the Escrow Agent including the amounts attributable to services rendered by members or associates of Escrow Agent at the then prevailing hourly rate charged by them and disbursements incurred by them, together with any other liability, loss or expense which it may suffer or incur in connection therewith, shall be paid (or reimbursed to it) by WPCS and the Shareholders severally in their Respective Proportions unless such loss, liability or expense is due to the wilful breach by the Escrow Agent of its duties hereunder.

3.2	Indemnity

3.2.1
WPCS and the Shareholders severally in their Respective Proportions hereby unconditionally agree to indemnify the Escrow Agent and hold it harmless from and against any and all taxes (including federal, state and local taxes of any kind and other governmental charges), expenses, damages, actions, suits or other charges incurred by or brought or assessed against it for :

(a)	anything done or omitted by it in the performance of its duties hereunder, or

(b)	on account of acting in its capacity as an Escrow Agent or stakeholder hereunder, except as a result of its wilful breach of its duties under this Escrow Agreement.

3.2.2
All expenses incurred by the Escrow Agent in connection with the performance of its duties hereunder shall be paid (or reimbursed to it) by WPCS and the Shareholders  severally in their Respective Proportions.

3.2.3	The agreements contained in this 3.2 shall survive any termination of the duties of the Escrow Agent hereunder.

4	GENERAL

4.1	Action by Escrow Agent

4.1.1
WPCS and the Shareholders hereby acknowledge that the acts of the Escrow Agent are purely ministerial and do not represent a conflict of interest for the Escrow Agent to act, or continue to act, as counsel for any party to this Agreement with respect to any litigation or other matters arising out of this agreement or otherwise.

4.2	Amendment

4.2.1	This Agreement may be amended only by another agreement executed by all parties who may be affected by the amendment.

4.3	No waiver

4.3.1
No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver.  Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

4.4	Entire agreement

4.4.1
Subject to Clause 4.2, this Agreement constitutes the sole and entire agreement between the parties.  No warranties, representations, guarantees or other terms or conditions of any kind not contained and recorded in this Agreement are of any force or effect.

4.5	Further assurances

4.5.1	Each party must take all steps, execute all documents and do everything reasonably required by the other party to give effect to any of the transactions contemplated by this Agreement.

4.6	Severability

4.6.1
If any provision of this Agreement is invalid and not enforceable in accordance with its terms, all other provisions which are self-sustaining and capable of separate enforcement without regard to the invalid provisions are and continue to be valid and enforceable in accordance with their terms.

4.7	Assignment

4.7.1
The rights and obligations of each party under this Agreement are personal.  They cannot be assigned, charged or otherwise dealt with, and no party shall attempt or purport to do so without the prior written consent of all the parties.

4.8	Party acting as trustee

4.8.1
If a party enters into this Agreement as trustee of a trust, the party and its successors as trustee of the trust are liable under this Agreement in their own right and as trustee of the trust.  Nothing releases the party from any liability in its personal capacity.  The party warrants that:

(a)	all the powers and discretions conferred by the deed establishing the trust are capable of being validly exercised by the party as trustee and have not been varied or revoked;

(b)	the trust is a valid and subsisting trust;

(c)	the party is the sole trustee of the trust and has full and unfettered power under the terms of the deed establishing the trust to enter into and be bound by this Agreement on behalf of the trust;

(d)	this Agreement is executed and entered into as part of the due and proper administration of the trust and for the benefit of the beneficiaries of the trust; and

(e)
no restriction on the party's right of indemnity out of, or lien over, the trust's assets exists, or will be created or permitted to exist, and that right has priority over the right of the beneficiaries to the trust's assets.

4.9	Notices

4.9.1	Each notice given under this Agreement:

(a)	must be typed or in legible writing;

(b)	must be in the English language;

(c)	must be signed by the party giving the notice; and

(d)	be addressed to the party at that party's address given at the beginning of this Agreement, or to a facsimile machine located at that address (as applicable);

4.9.2	Each notice given under this Agreement may only be served personally, by prepaid post or by facsimile transmission. In that regard:

(a)	Subject to Clause 4.9.3, if a notice given under this Agreement is served personally, it is deemed to be served the day it is served.

(b)	Subject to Clause 4.9.3, if a notice given under this Agreement is served by prepaid post, it is deemed to be served two business days after posting.

(c)
If a notice given under this Agreement is served by facsimile transmission within Business Hours, it is deemed to be served when the facsimile machine through which it was sent produces a report indicating a successful transmission of the notice.

(d)
If a notice given under this Agreement is served by facsimile transmission outside Business Hours, it is deemed to be served at the commencement of the next Business Hour after the time when the facsimile machine through which it was sent produces a report indicating a successful transmission of the notice.

4.9.3	If delivery or receipt is outside Business Hours, the notice is taken to have been given during Business Hours on the next Business Day.

4.10	Governing law

4.10.1	This Agreement is governed by and construed in accordance with laws applicable in the State of Queensland, Australia.

4.10.2
Each party submits to the respective jurisdictions (including, where applicable, the non-exclusive jurisdictions) of the courts of Queensland, Australia, as well as all other Australian courts or tribunals having jurisdiction over laws applicable in the State of Queensland, Australia.

4.10.3	Any proceedings in respect of any cause of action arising under this Agreement must be instituted, heard and determined in a court of competent jurisdiction in Queensland, Australia.

SCHEDULE 1

(SHAREHOLDERS)

Steven Peter James of 167 Andrew Road, Greenbank Qld 4124	1 Ordinary Share
Annette Beryl James of 167 Andrew Road, Greenbank Qld 4124	1 Ordinary Share
Adrian Kent Ferris & Lionel John Ferris jointly as trustees of 15 Walton Street, Dutton Park Qld 4102	20 Ordinary Shares
Margo Donoghue of 36 Quirinal Crescent, Seven Hills Qld 4170	10 Ordinary Shares
Annette Beryl James & Steven Peter James jointly as trustees of 167 Andrew Road, Greenbank Qld 4124	143 Ordinary Shares
David Arthur Hunter & Leonne Rosslyn Whibley jointly as trustees of 14 Beldale Court, Wellington Point Qld 4160	15 Ordinary Shares
TOTAL	190 Ordinary Shares

EXECUTION

Executed as an Agreement.

Executed by WPCS AUSTRALIA PTY LTD ACN 128 426 602 in accordance with section 127 of the Corporations Act 2001:	) ) )
______________________________ Director/Company Secretary		______________________________ Director

______________________________ Name of Director/Company Secretary (BLOCK LETTERS)		______________________________ Name of Director (BLOCK LETTERS)

Executed by STEVEN PETER JAMES
at (suburb)

on (date)
Signature
in the presence of:

Witness

Name

Executed by ANNETTE BERYL JAMES
at (suburb)

on (date)
Signature
in the presence of:

Witness

Name

Executed by ADRIAN KENT FERRIS
at (suburb)

on (date)
Signature
in the presence of:

Witness

Name

Executed by LIONEL JOHN FERRIS
At (suburb)

on (date)
Signature
in the presence of:

Witness

Name

Executed by MARGO DONOGHUE
At (suburb)

on (date)
Signature
in the presence of:

Witness

Name

Executed by DAVID ARTHUR HUNTER
At (suburb)

on (date)
Signature
in the presence of:

Witness

Name

Executed by LEONNE ROSSLYN WHIBLEY
at (suburb)

on (date)
Signature
in the presence of:

Witness

Name

Executed on behalf of GILSHENAN & LUTON PTY LTD ACN 125 138 589 AS TRUSTEE OF THE GILSHENAN & LUTON UNIT TRUST TRADING AS GILSHENAN & LUTON LEGAL GROUP by two Legal Practitioner Directors
at (suburb)	Legal Practitioner Director

on (date)
Name (BLOCK LETTERS)

Legal Practitioner Director

Name (BLOCK LETTERS)